Exhibit 10.1

INTERCREDITOR AGREEMENT

by and among

the CREDIT PARTIES party hereto,

CORTLAND CAPITAL MARKET SERVICES LLC,

as First Lien Agent,

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Second Lien Notes Trustee

Dated as of February 22, 2018

Table of Contents

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INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (as amended, supplemented, restated, amended and restated or otherwise modified from time to time pursuant to the terms hereof, this “Agreement”) is entered into as of February 22, 2018, among, the CREDIT PARTIES party hereto from time to time, CORTLAND CAPITAL MARKET SERVICES LLC, in its capacities as administrative agent and collateral agent under the First Lien Credit Agreement defined below (together with its successors and assigns in such capacities, the “First Lien Agent”) for the lenders party from time to time thereto (such lenders, together with their respective successors, assigns and transferees, the “First Lien Lenders” and, together with the First Lien Agent, the “First Lien Secured Parties”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., in its capacities as trustee and collateral agent under the Second Lien Notes Indenture defined below (together with its successors and assigns in such capacities, the “Second Lien Notes Trustee”) for the holders from time to time of the Second Lien Notes referred to below (such holders, the “Second Lien Notes Holders” and, together with the Second Lien Notes Trustee, the “Second Lien Notes Secured Parties”).

RECITALS

A.           Pursuant to that certain Credit Agreement, dated as of August 2, 2017, by and among IBG Borrower LLC (the “First Lien Borrower”), the other First Lien Credit Parties (as hereinafter defined), the First Lien Lenders and the First Lien Agent (as such agreement may be amended, supplemented, restated, amended and restated, extended, renewed, replaced, refinanced and/or otherwise modified from time to time, the “First Lien Credit Agreement”, the First Lien Lenders have made and have agreed to make term loans to the First Lien Borrower and pursuant to that certain Guaranty, dated as of August 2, 2017, by the First Lien Guarantors (as hereinafter defined) in favor of the First Lien Agent, the First Lien Guarantors) have agreed to guarantee (as may be amended, supplemented, restated, amended and restated, extended, renewed or otherwise modified from time to time, the “First Lien Guaranty”) in favor of the First Lien Secured Parties, inter alia, the payment and performance of the First Lien Obligations (as hereinafter defined).

B.           As a condition to the effectiveness of the First Lien Credit Agreement and to secure the obligations of the First Lien Borrower and the First Lien Guarantors (the First Lien Borrower, the First Lien Guarantors and each other direct or indirect Subsidiary that is now or hereafter becomes a party to any First Lien Document, collectively, the “First Lien Credit Parties”) under and in connection with the First Lien Documents (as hereinafter defined), the First Lien Credit Parties have granted to the First Lien Agent (for the benefit of the First Lien Secured Parties) Liens on the Collateral.

C.           Pursuant to that certain Indenture, dated as of the date hereof, by and among Iconix Brand Group, Inc. (the “Second Lien Notes Issuer”), the guarantors party thereto and the Second Lien Notes Trustee (as such agreement may be amended, supplemented, restated, amended and restated, extended, renewed, replaced, refinanced and/or otherwise modified from time to time, subject to the limitations set forth in Section 5.2 of this Agreement, the “Second Lien Notes Indenture”), the Second Lien Notes Issuer has issued secured 5.75% Convertible Senior Secured Second Lien Notes due 2023 (the “Second Lien Notes”) to the Second Lien Notes Holders and the Second Lien Notes Guarantors (as hereinafter defined) have agreed to guarantee (as may be amended, supplemented, restated, amended and restated, extended, renewed or otherwise modified from time to time, the “Second Lien Notes Guaranty”) in favor of the Second Lien Notes Holders, inter alia, the payment and performance of the Second Lien Notes Obligations (as hereinafter defined).

D.           The Second Lien Notes Issuer, the Second Lien Notes Guarantors and each other direct or indirect Subsidiary of the Second Lien Notes Issuer that is now or hereafter becomes a party to any Second Lien Notes Document (collectively, the “Second Lien Notes Credit Parties”) under and in connection with the Second Lien Notes Documents (as hereinafter defined), have granted to the Second Lien Notes Trustee (for the benefit of the Second Lien Notes Holders) Liens on the Collateral.

E.           Pursuant to the First Lien Documents and the Second Lien Notes Documents, the First Lien Secured Parties, on the one hand, and the Second Lien Notes Secured Parties, on the other hand, shall set forth in this Agreement their respective rights and remedies with respect to the Collateral.

I.           The First Lien Agent (on behalf of the First Lien Secured Parties) and the Second Lien Notes Trustee (on behalf of the Second Lien Notes Secured Parties) and, by their acknowledgment hereof, the Credit Parties, desire to agree to the relative priority of Liens on the Collateral and certain other rights, priorities and interests as provided herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

Section 1.1           UCC Definitions. The following terms which are defined in the Uniform Commercial Code are used herein as so defined: Deposit Account, Document, Instrument, Investment Property and Certificated Security.

Section 1.2           Other Definitions. Subject to Section 1.1, as used in this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” shall mean, with respect to any Person, (a) another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified, and (b) with respect to the Agent or any First Lien Lender or Second Lien Notes Holder, (i) any other Person directly or indirectly holding 10% or more of any class of the Equity Interests of that Person, and (ii) any other Person 10% or more of any class of whose Equity Interests is held directly or indirectly by that Person.

“Agent(s)” shall mean individually the First Lien Agent or the Second Lien Notes Trustee, as applicable, and collectively shall mean the First Lien Agent and the Second Lien Notes Trustee.

“Agreement” shall have the meaning assigned to that term in the introduction to this Agreement.

“Bankruptcy Code” shall mean Title 11 of the United States Code, as now or hereafter in effect or any successor thereto.

“Borrower” shall mean the First Lien Borrower or any Second Lien Notes Issuer, as applicable.

“Business Day” shall mean any day, excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state or jurisdiction are authorized or required by law or other governmental action to close.

“CFC” shall mean a “controlled foreign corporation” within the meaning of Section 957 of the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute.

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“Collateral” shall mean all Property now owned or hereafter acquired by any Borrower or any Guarantor in or upon which a Lien is granted or purported to be granted to any First Lien Agent or the Second Lien Notes Trustee under any of the applicable First Lien Documents or the applicable Second Lien Notes Documents, together with all rents, issues, profits, products and Proceeds thereof.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Control Collateral” shall mean any Collateral consisting of any Certificated Security (as defined in Section 8-102 of the Uniform Commercial Code), Investment Property, Deposit Account, Instruments and any other Collateral as to which a Lien may be perfected through possession or control by the secured party, or any agent therefor.

“Credit Documents” shall mean the First Lien Documents and the Second Lien Notes Documents.

“Credit Parties” shall mean the First Lien Credit Parties and the Second Lien Notes Credit Parties, collectively.

“Debtor Relief Laws” shall mean the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Discharge of First Lien Obligations” shall mean (a) the payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency Proceeding, whether or not such interest would be allowed in such Insolvency Proceeding), on all Indebtedness outstanding under the First Lien Credit Documents and constituting First Lien Obligations, (b) the payment in full in cash of all other First Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any indemnification obligations for which no claim or demand for payment has been made at such time), (c) with respect to any indemnification or other contingent obligations with respect to known claims which have been asserted at such time, the provision of cash collateral (or other consideration acceptable to the First Lien Secured Parties) in an amount reasonably determined by the First Lien Agent, (d) termination or expiration of all “Delayed Draw Term Loan Commitments” (as defined in the First Lien Credit Agreement) and any other commitments to extend credit that would, in each case, constitute First Lien Obligations, and (e) termination or cash collateralization (in an amount and manner reasonably satisfactory to First Lien Agent, but in no event greater than 105% of the aggregate undrawn face amount) of any letters of credit constituting First Lien Obligations.

“Discharge of Second Lien Notes Obligations” shall mean either (a) the payment in full in cash of all outstanding Second Lien Notes Obligations (other than any indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time) or (b) the satisfaction and discharge or the legal defeasance of the Second Lien Notes in accordance with the terms of the Second Lien Notes Indenture, and in each case of clauses (a) and (b), with respect to any indemnification or other contingent obligations with respect to known claims which have been asserted at such time, the provision of cash collateral (or other consideration acceptable to the Second Lien Notes Trustee) in an amount reasonably determined by the Second Lien Notes Trustee.

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“Domestic Subsidiary” shall mean any Subsidiary of the Second Lien Notes Issuer organized under the laws of the United States of America, any state thereof or the District of Columbia.

“Equity Interest” shall mean, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“Event of Default” shall mean an “Event of Default” or similar term under and as defined in the First Lien Credit Agreement or the Second Lien Notes Indenture, as applicable.

“Excess First Lien Obligations” means, the sum of (a) Obligations constituting principal of the Loans under the First Lien Credit Agreement that would constitute First Lien Obligations if not for the First Lien Cap Amount, plus (b) without duplication, the portion of accrued and unpaid interest and fees on account of such principal portion of such Loans described in clause (a) of this definition.

“Excess Second Lien Notes Obligations” means any Obligations that would constitute Second Lien Notes Obligations if not for the Second Lien Cap Amount.

“Exercise of Any Secured Creditor Remedies”, “Exercise Any Secured Creditor Remedies” or “Exercise of Secured Creditor Remedies” shall mean, except as otherwise provided in the final sentence of this definition:

(a)          the taking of any action to enforce or realize upon any Lien, as a secured party or otherwise, at law or at equity, with respect to all or any portion of the Collateral, including the institution of any foreclosure proceedings or the noticing of any public or private sale pursuant to Article 9 of the Uniform Commercial Code or other applicable law;

(b)          the exercise of any right or remedy provided to a creditor on account of a Lien under any of the Credit Documents, under applicable law, by self-help repossession, by notification to account obligors of any Borrower or Guarantor, in an Insolvency Proceeding or otherwise, including the election to retain any of the Collateral in satisfaction of a Lien;

(c)          the taking of any action or the exercise of any right or remedy in respect of the collection on, set off against, marshaling of, injunction respecting or foreclosure on the Collateral or the Proceeds thereof;

(d)          the appointment, of a receiver, receiver and manager or interim receiver of all or part of the Collateral;

(e)          the foreclosure, levying, or collection on, taking possession or control of, sale or other realization upon (judicially or non-judicially), lease, license or other disposition of all or any portion of the Collateral by private or public sale or any other means;

(f)          the exercise of any other right of a creditor under Part 6 of Article 9 of the Uniform Commercial Code or under provisions of similar effect under other applicable law;

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(g)          the exercise of any voting rights relating to any Equity Interest included in the Collateral;

(h)          the receipt or a transfer of Collateral in satisfaction of any indebtedness or any obligation secured thereby;

(i)           the delivery of any notice, claim or demand relating to the Collateral to any Person (including any securities intermediary, depository bank or landlord) in possession or control of any Collateral; or

(j)           soliciting bids from third Persons to conduct the liquidation or disposition of Collateral or engage or retain sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers, or other third Persons for the purposes of valuing, marketing, promoting, and selling Collateral.

For the avoidance of doubt, the filing of a proof of claim in any Insolvency Proceeding in accordance with and subject to the provisions of Article VI or the seeking of adequate protection in accordance with and subject to the provisions of Section 6.3, shall not be deemed to constitute an Exercise of Any Secured Creditor Remedies or Exercise of Secured Creditor Remedies.

“First Lien Agent” shall have the meaning assigned to that term in the introduction to this Agreement and shall include any successor thereto as well as any Person designated (as permitted under the First Lien Credit Agreement) as the “Agent”, “Administrative Agent”, “Collateral Agent”, “Trustee”, “Collateral Trustee” or similar term under the First Lien Credit Agreement.

“First Lien Borrower” shall have the meaning assigned to that term in the recitals to this Agreement.

“First Lien Cap Amount” means a principal amount equal to the sum of (i) 257,025,000 minus (ii) the aggregate amount of all repayments or prepayments, optional or mandatory, of the principal of any Loan under the First Lien Credit Agreement (other than repayments, prepayments or reductions that are made in connection with a refinancing of First Lien Obligations permitted by this Agreement) that have been made by Borrower and the other Guarantors after the date of this Agreement.

“First Lien Cash Collateral” shall have the meaning set forth in Section 6.1(a).

“First Lien Collateral Documents” shall mean all “Security Documents” or similar term as defined in the First Lien Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered by the First Lien Credit Parties, their Subsidiaries or their Affiliates in connection with the First Lien Credit Agreement, in each case as the same may be amended, amended and restated, supplemented, restated or otherwise modified from time to time, in each case, subject to the limitations set forth in Section 5.2 of this Agreement.

“First Lien Credit Agreement” shall have the meaning assigned to that term in the recitals to this Agreement and shall include any one or more other agreements, indentures or facilities extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the First Lien Obligations, whether by the same or any other agent, trustee, lender, group of lenders, creditor or group of creditors and whether or not increasing the amount of any Indebtedness that may be incurred thereunder, in each case, subject to the limitations set forth in Section 5.2 of this Agreement. For clarity, the term “First Lien Credit Agreement” shall include, without limitation, an agreement pursuant to which the First Lien Agent or any First Lien Secured Party provides First Lien Secured Party DIP Financing (subject to the limitations set forth in Section 6.1 hereof) to any of the Credit Parties.

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“First Lien Credit Parties” shall have the meaning assigned to that term in the recitals to this Agreement.

“First Lien Documents” shall mean the First Lien Credit Agreement, any First Lien Guaranty, any First Lien Collateral Document, any other ancillary agreement, instruments, documents, notes and certificates, now or hereafter executed by or on behalf of any First Lien Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the First Lien Agent or any other First Lien Secured Party, in connection with any of the foregoing, in each case as the same may be amended, amended and restated, supplemented, restated, replaced or otherwise modified from time to time, in each case, subject to the limitations set forth in Section 5.2 of this Agreement.

“First Lien Guarantors” shall mean any Person who becomes a guarantor pursuant to the First Lien Guaranty. The term “First Lien Guarantors” shall include all “Guarantors” under and as defined in the First Lien Credit Agreement.

“First Lien Guaranty” shall have the meaning assigned to that term in the recitals to this Agreement and shall also include any other guaranty made by a First Lien Guarantor guaranteeing, inter alia, the payment or performance of any First Lien Obligations.

“First Lien Lenders” shall have the meaning assigned to that term in the introduction to this Agreement, as well as any Person designated as a “Lender” or similar term under the First Lien Credit Agreement.

“First Lien Obligations” shall mean any and all obligations of every nature of each First Lien Credit Party from time to time owed to the First Lien Secured Parties or any of them, under, in connection with, or evidenced or secured by any First Lien Document, including, without limitation, all “Obligations” or similar term as defined in the First Lien Credit Agreement and whether for principal, make-whole or premium (including the “Prepayment Premium” or similar term as defined in the First Lien Credit Agreement), fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of any First Lien Document (including interest, fees, premiums, expenses and indemnifications which, but for the filing or the commencement of an Insolvency Proceeding with respect to such First Lien Credit Party, would have become due or accrued on any First Lien Obligation, whether or not a claim is allowed against such First Lien Credit Party for such interest, fees, premiums, expenses and indemnifications in the related Insolvency Proceeding), as amended, restated, amended and restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time. For clarity, the term “First Lien Obligations” shall include, without limitation, all obligations on account of any First Lien Secured Party DIP Financing provided by the First Lien Agent or any First Lien Secured Party to any of the Credit Parties but shall not include any Excess First Lien Obligations.

“First Lien Recovery” shall have the meaning set forth in Section 5.3(a).

“First Lien Secured Parties” shall have the meaning assigned to that term in the introduction to this Agreement.

“First Lien Secured Party DIP Financing” shall have the meaning set forth in Section 6.1(a).

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“Governmental Authority” shall mean any federal, provincial, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or any foreign entity or government.

“Guarantor” shall mean any of the First Lien Guarantors or the Second Lien Notes Guarantors.

“Indebtedness” shall have the meaning set forth the First Lien Credit Agreement as of the date hereof.

“Insolvency Proceeding” shall mean (a) any case, action or proceeding before any court or Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or similar arrangement in respect of a Person’s creditors generally or any substantial portion of a Person’s creditors; in each case covered by clauses (a) and (b) undertaken under any Debtor Relief Laws.

“Intercreditor Agreement Joinder” shall mean an agreement substantially in the form of Exhibit A.

“Lien” shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale, capital lease obligation, synthetic lease obligation, or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Maximum DIP Amount” shall mean an amount equal to the outstanding principal amount of the First Lien Obligations at such time plus 20%.

“Party” shall mean the First Lien Agent or the Second Lien Notes Trustee, and “Parties” shall mean the First Lien Agent and the Second Lien Notes Trustee, collectively.

“Person” shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Pledged Collateral” shall have the meaning set forth in Section 3.2.

“Priority Lien” shall have the meaning set forth in Section 2.4(c)(ii).

“Proceeds” shall mean (a) all “proceeds,” as defined in Article 9 of the Uniform Commercial Code, with respect to the Collateral, and (b) whatever is recoverable or recovered when any Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

“Property” shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Second Lien Cap Amount” means an amount equal to the sum of (i) $125,000,000 plus (ii) interest permitted to be paid in kind and added to the principal amount of the Second Lien Notes pursuant to the Second Lien Notes Documents as in effect on the date hereof minus (iii) the aggregate amount of all repayments or prepayments, optional or mandatory, of the principal of any Second Lien Notes under the Second Lien Notes Indenture (other than repayments, prepayments or reductions that are made in connection with a refinancing of Second Lien Notes Obligations permitted by this Agreement) that have been made by Borrower and the other Guarantors after the date of this Agreement.

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“Second Lien Default” shall mean (i) any payment or bankruptcy “Event of Default” under the Second Lien Notes Documents or (ii) any other “Event of Default” under the Second Lien Notes Documents; provided that in the case of clause (ii), solely to the extent the Second Lien Notes Obligations have been accelerated by the Second Lien Notes Trustee or the requisite amount of Second Lien Notes Holders as a result thereof.

“Second Lien Default Notice” shall mean, with respect to any Second Lien Default, a written notice from the Second Lien Notes Trustee or a requisite amount of Second Lien Notes Holders to the First Lien Agent, with a copy to the Credit Parties, stating that such notice is a “Second Lien Default Notice,” indicating that such Second Lien Default has occurred and is continuing.

“Second Lien Notes” shall have the meaning set forth in the recitals hereto.

“Second Lien Notes Collateral Documents” shall mean all “Note Security Documents” or similar term as defined in the Second Lien Notes Indenture, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered by the Second Lien Notes Credit Parties, their Subsidiaries or their Affiliates in connection with the Second Lien Notes Indenture, in each case as the same may be amended, amended and restated, supplemented, restated or otherwise modified from time to time, in each case, subject to the limitations set forth in Section 5.2 of this Agreement.

“Second Lien Notes Credit Parties” shall have the meaning set forth in the recitals hereto.

“Second Lien Notes Documents” shall mean the Second Lien Notes Indenture, any Second Lien Notes Guaranty, any Second Lien Notes Collateral Document, any other ancillary agreement, instruments, documents, notes and certificates, now or hereafter executed by or on behalf of any Second Lien Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the Second Lien Notes Trustee or any other Second Lien Notes Secured Party, in connection with any of the foregoing, in each case as the same may be amended, amended and restated, supplemented, restated, replaced or otherwise modified from time to time, in each case, subject to the limitations set forth in Section 5.2 of this Agreement.

“Second Lien Notes Guarantors” shall have the meaning set forth in the recitals hereto.

“Second Lien Notes Guaranty” shall have the meaning set forth in the recitals hereto.

“Second Lien Notes Holders” shall have the meaning assigned to that term in the introduction to this Agreement.

“Second Lien Notes Indenture” shall have the meaning set forth in the recitals hereto.

“Second Lien Notes Issuer” shall have the meaning set forth in the recitals hereto.

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“Second Lien Notes Obligations” shall mean any and all obligations of every nature of each Second Lien Notes Credit Party from time to time owed to the Second Lien Notes Secured Parties or any of them, under, in connection with, or evidenced or secured by any Second Lien Notes Document, including, without limitation, all “Obligations” or similar term as defined in the Second Lien Notes Indenture and whether for principal, premium, interest, payments for fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of any Second Lien Notes Document (including interest, fees, expenses and indemnifications which, but for the filing or the commencement of an Insolvency Proceeding with respect to such Second Lien Notes Credit Party, would have become due or accrued on any Second Lien Notes Obligation, whether or not a claim is allowed against such Second Lien Notes Credit Party for such interest, fees, expenses and indemnifications in the related Insolvency Proceeding), as amended, restated, amended and restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time, in each case, subject to the limitations set forth in Section 5.2 of this Agreement. For clarity, the term “Second Lien Notes Obligations” shall include, without limitation, all obligations on account of any Second Lien Secured Party DIP Financing (subject to the terms set forth herein) provided by the Second Lien Notes Trustee or any Second Lien Secured Party to any of the Credit Parties.

“Second Lien Notes Secured Parties” shall have the meaning assigned to that term in the introduction to this Agreement.

“Second Lien Notes Trustee” shall have the meaning assigned to that term in the introduction to this Agreement.

“Second Lien Secured Party DIP Financing” shall have the meaning set forth in Section 6.1(a).

“Secured Parties” shall mean the First Lien Secured Parties and the Second Lien Notes Secured Parties.

“Standstill Period” shall mean the period commencing on the date that First Lien Agent receives a Second Lien Default Notice and ending upon the date which is the earlier of (a) 270 days after the Agent has received a Second Lien Default Notice with respect to the applicable Second Lien Default, and (b) the date on which the Discharge of First Lien Obligations shall have occurred; provided that in the event that as of any day during such 270 days, no Second Lien Default is continuing, then the Standstill Period shall be deemed not to have commenced. If any stay or other order that prohibits the First Lien Agent or other First Lien Secured Party from commencing and continuing to Exercise Any Secured Creditor Remedies has been entered by a court of competent jurisdiction or otherwise applies, then such 270 day period shall be tolled during the pendency of any such stay or other order and the Standstill Period shall be so extended.

“Subject Interest” as defined in Section 3.7.

“Subsidiary” of a Person shall mean a corporation, partnership, joint venture, limited liability company or other business entity (excluding, for the avoidance of doubt, charitable foundations) of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection or the priority of a security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “Uniform Commercial Code” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or priority or availability of such remedy, as the case may be.

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Section 1.3           Rules of Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting and shall be deemed to be followed by the phrase “without limitation,” and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, schedule and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, restatements, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, restatements, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any reference herein to the repayment in full of an obligation shall mean the payment in full in cash of such obligation, or in such other manner as may be approved in writing by the requisite holders or representatives in respect of such obligation.

ARTICLE 2
LIEN PRIORITY

Section 2.1           Priority of Liens.

(a)           Notwithstanding (i) the date, time, method, manner or order of grant, attachment or perfection (including any defect or deficiency or alleged defect or deficiency in or failure to attach or perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of any of the foregoing) of any Liens granted to the First Lien Secured Parties in respect of all or any portion of the Collateral or of any Liens granted to the Second Lien Notes Secured Parties in respect of all or any portion of the Collateral and regardless of how any such Lien was acquired (whether by grant, statute, operation of law, subrogation or otherwise), (ii) the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of the First Lien Agent or the Second Lien Notes Trustee (or First Lien Secured Parties or Second Lien Notes Secured Parties) in any Collateral, (iii) any provision of the Uniform Commercial Code, Debtor Relief Laws or any other applicable law, or of the First Lien Documents or the Second Lien Notes Documents, (iv) whether any First Lien Agent or the Second Lien Notes Trustee, in each case, either directly or through agents, holds possession of, or has control over, all or any part of the Collateral, (v) the date on which the First Lien Obligations or the Second Lien Notes Obligations are advanced or made available to the Credit Parties, (vi) the fact that any such Liens in favor of the First Lien Agent or the First Lien Lenders or the Second Lien Notes Trustee or the Second Lien Notes Holders securing any of the First Lien Obligations or Second Lien Notes Obligations, respectively, are (x) subordinated to any Lien securing any obligation of any Credit Party other than the First Lien Obligations or the Second Lien Notes Obligations, respectively, or (y) otherwise subordinated, voided, avoided, invalidated or lapsed, or (vii) any other circumstance of any kind or nature whatsoever, in each case, whether or not any Insolvency Proceeding has been commenced by or against any Credit Party, the Second Lien Notes Trustee, on behalf of itself and the other Second Lien Notes Secured Parties, hereby agrees that:

(1)           any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of the Second Lien Notes Trustee or any other Second Lien Notes Secured Parties that secures all or any portion of the Second Lien Notes Obligations shall in all respects be junior and subordinate to all Liens granted to the First Lien Agent and the First Lien Secured Parties in such Collateral to secure all or any portion of the First Lien Obligations; and

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(2)           any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf the First Lien Agent or any First Lien Secured Party that secures all or any portion of the First Lien Obligations shall in all respects be senior and prior to all Liens granted to the Second Lien Notes Trustee or any other Second Lien Notes Secured Party in such Collateral to secure all or any portion of the Second Lien Notes Obligations.

(b)            Notwithstanding any failure by any First Lien Secured Party to perfect its security interests in the Collateral or any avoidance, invalidation, priming or subordination by any third party or court of competent jurisdiction of the security interests in the Collateral granted to the First Lien Secured Parties, the priority and rights as between the First Lien Secured Parties and the Second Lien Notes Secured Parties with respect to the Collateral shall be as set forth herein.

(c)            The First Lien Agent, for and on behalf of itself and the First Lien Secured Parties, acknowledge and agree that, concurrently herewith, the Second Lien Notes Trustee, for the benefit of itself and the Second Lien Notes Secured Parties, has been, or may be, granted Liens upon all or a portion of the Collateral in which the First Lien Agent has been granted Liens and the First Lien Agent, for and on behalf of itself and the First Lien Secured Parties, hereby consents thereto. The Second Lien Notes Trustee, for and on behalf of itself and the other Second Lien Notes Secured Parties, acknowledges and agrees that, concurrently herewith, the First Lien Agent, for the benefit of itself and the First Lien Secured Parties, has been, or may be, granted Liens upon all or a portion of the Collateral in which the Second Lien Notes Trustee has been granted Liens and the Second Lien Notes Trustee, for and on behalf of itself and the Second Lien Notes Secured Parties, hereby consents thereto. The subordination of Liens by the Second Lien Notes Trustee in favor of the First Lien Agent, for and on behalf of itself and the First Lien Secured Parties, as set forth herein shall not be deemed to subordinate the Second Lien Notes Trustee’s Liens to the Liens of any other Person, nor shall such subordination be affected by the subordination of such Liens to any Lien of any other Person.

(d)            The parties hereto agree that it is their intention that the Collateral securing the Second Lien Notes Obligations not be more expansive than the Collateral securing the First Lien Obligations. The parties hereto also agree that it is their intention that the Collateral securing the First Lien Obligations not be more expansive than the Collateral securing the Second Lien Notes Obligations.

In furtherance of the foregoing and of Section 7.2, on one hand, the First Lien Agent and the First Lien Secured Parties, and on the other hand, the Second Lien Notes Trustee and the Second Lien Notes Secured Parties, each agree, subject to the other provisions of this Agreement:

(i)          upon request by the other Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the Collateral securing the First Lien Obligations or the Second Lien Notes Obligations, as applicable, and the steps taken to perfect the Liens thereon and the identity of the respective parties obligated under the First Lien Documents or the Second Lien Notes Documents, as applicable;

(ii)         that the First Lien Collateral Documents and the Second Lien Notes Collateral Documents creating Liens on the Collateral shall be in all material respects the same form as the First Lien Collateral Documents and the Second Lien Notes Collateral Documents, respectively, other than with respect to the priority nature of the Liens created thereunder in such Collateral; and

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(iii)        that the guarantees for the First Lien Notes Obligations and the Second Lien Notes Obligations shall be substantially in the same form as the Second Lien Guaranty and the First Lien Guaranty, respectively.

Section 2.2            Waiver of Right to Contest Liens.

The Second Lien Notes Trustee, for and on behalf of itself and the Second Lien Notes Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the amount, validity, priority, enforceability or perfection of the First Lien Obligations or the Liens of the First Lien Agent or the First Lien Secured Parties in respect of any of the Collateral or the provisions of this Agreement. The Second Lien Notes Trustee, for itself and on behalf of the Second Lien Notes Secured Parties, agrees that none of the Second Lien Notes Trustee or the Second Lien Notes Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the First Lien Agent or any First Lien Secured Party under the First Lien Documents with respect to the Collateral. The Second Lien Notes Trustee, for itself and on behalf of the Second Lien Notes Secured Parties, hereby waives any and all rights it or the Second Lien Notes Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which any First Lien Agent or any First Lien Secured Party seeks to enforce its Liens in any Collateral. The foregoing shall not be construed to prohibit the Second Lien Notes Trustee from enforcing the provisions of this Agreement or otherwise acting in accordance with this Agreement.

The First Lien Agent, for and on behalf of itself and the First Lien Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the amount, validity, priority, enforceability or perfection of the Second Lien Notes Obligations or the Liens of the Second Lien Notes Trustee or the Second Lien Secured Parties in respect of any of the Collateral or the provisions of this Agreement.

Section 2.3           Remedies.

(a)          Until the Discharge of First Lien Obligations shall have occurred, the Second Lien Notes Trustee, on behalf of itself and the Second Lien Notes Secured Parties shall not Exercise Any Secured Creditor Remedies with respect to any of the Collateral with respect to the Second Lien Notes or under the Second Lien Notes Documents; provided, however, the Second Lien Notes Trustee or the Second Lien Notes Secured Parties may commence and may continue an Exercise Any Secured Creditor Remedies with respect to a Second Lien Default only if: (1) the Standstill Period with respect thereto shall have elapsed; (2) the First Lien Agent is not pursuing with commercially reasonable diligence any Exercise of Secured Creditor Remedies with respect to all or a material portion of the Collateral; and (3) the Second Lien Notes Trustee or the Second Lien Notes Secured Parties have provided the First Lien Agent at least five Business Days prior written notice of its intention to Exercise Any Secured Creditor Remedies. If the Second Lien Notes Trustee or any other Second Lien Secured Party exercises any rights or remedies with respect to the Collateral in accordance with the immediately preceding sentence of this Section 2.03(a) and thereafter the First Lien Agent or any other First Lien Secured Party commences (or attempts to commence) the exercise of any of its rights or remedies with respect to the Collateral, the Standstill Period shall recommence and the Second Lien Notes Trustee and each other Second Lien Secured Party shall rescind any such rights or remedies already exercised with respect to the Collateral for so long as the First Lien Agent continues to use commercially reasonable diligence to pursue such Exercise of Any Secured Creditor Remedies. The Second Lien Notes Trustee, on behalf of itself and the Second Lien Notes Secured Parties, agrees that, from the date hereof until the date upon which the Discharge of First Lien Obligations shall have occurred, neither the Second Lien Notes Trustee nor any Second Lien Notes Secured Party, except as expressly set forth herein, will not take, receive or accept any Proceeds of Collateral (or Subject Interests).

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(b)          Notwithstanding the provisions of Section 2.3(a), nothing contained herein shall be construed to prevent the Second Lien Notes Trustee or any Second Lien Notes Secured Party from (i) filing a claim or statement of interest with respect to the Second Lien Notes Obligations owed to it in any Insolvency Proceeding commenced by or against any Credit Party,  (ii) taking any action (not adverse to the priority status of the Liens of any First Lien Agent or other First Lien Secured Parties on the Collateral or the rights of the First Lien Agent or any of the other First Lien Secured Parties to Exercise Any Secured Creditor Remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce) its Lien on any Collateral, (iii) filing any necessary or responsive pleadings in opposition to any motion, adversary proceeding or other pleading filed by any Person objecting to or otherwise seeking disallowance of the claim or Lien of such Second Lien Notes Trustee or Second Lien Notes Secured Party or (iv) exercising its rights and remedies as unsecured creditors as provided in Section 2.4(b), in each case (i) through (iv) above to the extent not inconsistent with the express terms of this Agreement.

Section 2.4           Exercise of Rights.

(a)          No Other Restrictions. Except as expressly provided in Section 2.3, until the Discharge of the First Lien Obligations has occurred, each of the First Lien Agent and the First Lien Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including set off and the right to credit bid their debt) and make determinations regarding the release, disposition of, or restrictions with respect to, the Collateral (or Subject Interests) without any consultation with or the consent of the Second Lien Notes Trustee or any Second Lien Notes Secured Party and regardless of any provision of the Second Lien Notes Documents or whether any such action or failure to act is adverse to the interest of any Second Lien Notes Secured Party. The First Lien Agent may enforce the provisions of the applicable First Lien Documents and may Exercise any Secured Creditor Remedies, all in such order and in such manner as each may determine in the exercise of its sole discretion, consistent with the terms of this Agreement and mandatory provisions of applicable law. Except as expressly provided in Section 2.3, each of the Second Lien Notes Trustee and each Second Lien Notes Secured Party agrees that it will not (i) accelerate the indebtedness constituting Second Lien Notes Obligations or declare the principal of, premium, if any, and accrued but unpaid interest on such indebtedness to be due and payable unless it shall have given prior written notice thereof to the First Lien Agent, (ii) exercise or seek to exercise any right under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement, or institute (or participate with others in instituting) any action or proceeding with respect to such rights or remedies (including any action of foreclosure or credit bid), (iii) contest, protest or object to any foreclosure proceeding or action brought with respect to the Collateral by the First Lien Agent or any other First Lien Secured Party, or any other exercise by any such party of any rights or remedies relating to the Collateral under the First Lien Documents or otherwise in respect of the First Lien Obligations (including any action of foreclosure or credit bid), (iv) object to the forbearance by the First Lien Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral in respect of the First Lien Obligations, (v) exercise any put option held by any Second Lien Notes Secured Party or cause any First Lien Secured Party to honor any redemption or mandatory prepayment obligation under any Second Lien Notes Document (vi) seek to enforce payment of or to collect the whole or any part of the Second Lien Notes Obligations, or commence judicial enforcement of any of the rights and remedies under the Second Lien Notes Documents or applicable law with respect to the Second Lien Notes Obligations or (vii) institute or participate with others in any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim, against the First Lien Agent or any other First Lien Secured Party, or seeking damages from, or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral which is consistent with the terms of this Agreement, and no such Person shall be liable for any such action taken or omitted to be taken. The Second Lien Notes Trustee, for itself and on behalf of the Second Lien Notes Secured Parties, hereby waives any and all rights it or the Second Lien Notes Secured Parties may have as a junior lien creditor with respect to the Collateral or otherwise to object to the manner in which the First Lien Agent or any First Lien Secured Party seek to enforce or collect the respective First Lien Obligations or the Liens granted in any of the Collateral, regardless of whether any action or failure to act by or on behalf of either First Lien Agent or any First Lien Secured Party is adverse to the interest of the Second Lien Notes Secured Parties.

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The Second Lien Notes Trustee hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Lien Notes Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the First Lien Agent or the First Lien Secured Parties with respect to the Collateral as set forth in this Agreement and the First Lien Documents.

(b)          Rights as Unsecured Creditors. Except as otherwise expressly set forth in this Agreement, the Second Lien Notes Trustee and the Second Lien Notes Secured Parties may exercise rights and remedies as unsecured creditors against any Second Lien Notes Credit Party in accordance with the terms of the Second Lien Notes Documents and applicable law to the extent such action is not inconsistent with, or could not result in a distribution of Collateral or the proceeds therefrom or any other amounts or any other resolution inconsistent with, the terms of this Agreement. Any proceeds received by the Second Lien Notes Trustee and the Second Lien Notes Secured Parties from the exercise of such rights and remedies as unsecured creditors or otherwise shall be turned over to the First Lien Agent in accordance with Section 6.5 until the Discharge of First Lien Obligations has occurred. In the event the Second Lien Notes Trustee or any Second Lien Notes Secured Party becomes a judgment lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to the Liens securing First Lien Obligations on the same basis as the other Liens securing the Second Lien Notes Obligations are so subordinated to such First Lien Obligations under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies that the First Lien Agent or the other First Lien Secured Parties may have with respect to the Collateral.

(c)          Release and Subordination of Liens.

(i)          In the event of (A) any Exercise of Secured Creditor Remedies by the First Lien Agent (other than in connection with a refinancing as described in Section 5.2(c)) or any other exercise of the First Lien Agent’s remedies under the First Lien Documents or at law in respect of the Collateral, or (B) any other sale, transfer or other disposition of all or any portion of the Collateral (other than in connection with a refinancing as described in Section 5.2(c)), including by any Credit Party, so long as such sale, transfer or other disposition under this clause (B) is then permitted by (I) the First Lien Documents (or is consented to by the requisite First Lien Lenders) and (II) the Second Lien Notes Documents (or is consented to by the requisite Second Lien Notes Holders); provided that this clause (II) shall not apply so long as the proceeds of such sale, transfer or other disposition are used to acquire Collateral or such net cash proceeds are used to repay the First Lien Obligations or the Second Lien Notes Obligations or any combination thereof, as permitted under this Agreement, or (C) any agreement between the First Lien Agent and the First Lien Borrower or any other Guarantor to release any of the First Lien Agent’s Liens on any part of the Collateral or to release any Guarantor from its obligations under its First Lien Guaranty (other than in connection with any Exercise of Secured Creditor Remedies by the First Lien Agent), the Second Lien Notes Trustee hereby agrees, on behalf of itself and the Second Lien Notes Secured Parties that, so long as the Second Lien Notes Trustee, for the benefit of the Second Lien Notes Secured Parties, shall retain a Lien on the proceeds of such sale, transfer or other disposition (to the extent that such proceeds are not applied to the First Lien Obligations as provided in Section 4.1(a)), such release, sale, transfer or other disposition will be free and clear of the Liens on the Collateral securing the Second Lien Notes Obligations and free and clear of each Second Lien Notes Guaranty, and the Second Lien Notes Trustee’s and the Second Lien Notes Secured Parties’ Liens with respect to the Collateral (but not the proceeds thereof) so released, sold, transferred, or disposed and each Second Lien Notes Guaranty shall terminate and be automatically released without further action concurrently with, and to the same extent as, the release of the First Lien Secured Parties’ Liens on the Collateral and the release of the First Lien Guaranty. In furtherance of the foregoing, the Second Lien Notes Trustee agrees that it will promptly execute any and all Lien and Second Lien Notes Guaranty releases or other documents reasonably requested by the First Lien Agent in connection therewith. The Second Lien Notes Trustee hereby appoints the First Lien Agent and any officer or duly authorized person of the First Lien Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Second Lien Notes Trustee and in the name of the Second Lien Notes Trustee or in the First Lien Agent’s own name, from time to time, in the First Lien Agent’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

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(ii)         If, prior to the Discharge of First Lien Obligations, a subordination of the First Lien Agent's Lien on any Collateral is permitted (or in good faith believed by the First Lien Agent to be permitted) under the First Lien Credit Agreement to another Lien permitted under the First Lien Credit Agreement (a “Priority Lien”), then the First Lien Agent is authorized to execute and deliver a subordination agreement with respect thereto in form and substance satisfactory to them, and the Second Lien Notes Trustee, for itself and on behalf of the Second Lien Notes Secured Parties, shall promptly execute and deliver to the First Lien Agent a substantially similar subordination agreement subordinating the Liens of the Second Lien Notes Trustee for the benefit of (and behalf of) the Second Lien Notes Secured Parties to such Priority Lien.

Section 2.5           No New Liens. (a) Until the date upon which the Discharge of First Lien Obligations shall have occurred, no Second Lien Notes Secured Parties shall acquire or hold any Lien on any assets of any Credit Party securing any Second Lien Notes Obligation which assets are not also subject to the Lien of the First Lien Agent under the First Lien Documents. If any Second Lien Notes Holder shall acquire or hold any Lien on any assets of any Credit Party securing any Second Lien Notes Obligation which assets are not also subject to the Lien of the First Lien Agent under the First Lien Documents, then the Second Lien Notes Trustee (or the relevant Second Lien Notes Secured Parties) shall, without the need for any further consent of any other Second Lien Notes Secured Parties, the Second Lien Notes Issuer or any Second Lien Notes Guarantor and notwithstanding anything to the contrary in any other Second Lien Notes Document, (i) notify the First Lien Agent promptly upon becoming aware thereof and, unless such Obligor shall promptly grant a similar Lien on such assets or property to the First Lien Agent as security for the First Lien Obligations, shall assign such Lien to the First Lien Agent as security for all First Lien Obligations for the benefit of the First Lien Secured Parties (but may retain a junior lien on such assets or property subject to the terms hereof) and (ii) until such assignment or such grant of a similar Lien to the First Lien Agent becomes effective, be deemed to also hold and have held such Lien as agent or bailee for the benefit of the First Lien Agent as security for the First Lien Obligations (subject to the terms hereof).

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(b)        Until the date upon which the Discharge of Second Lien Obligations shall have occurred, no First Lien Secured Parties shall acquire or hold any Lien on any assets of any Credit Party securing any First Lien Obligation which assets are not also or promptly will be subject to the Lien of the Second Lien Notes Trustee under the Second Lien Notes Documents. If any First Lien Secured Party shall acquire or hold any Lien on any assets of any Credit Party securing any First Lien Obligation which assets are not also subject to the Lien of the Second Lien Notes Trustee under the Second Lien Notes Documents, then the First Lien Agent (or the relevant First Lien Secured Parties) shall, without the need for any further consent of any other First Lien Secured Parties or the First Lien Credit Parties and notwithstanding anything to the contrary in any other First Lien Document, shall notify the Second Lien Notes Trustee promptly upon becoming aware thereof and, unless such Obligor shall promptly grant a similar Lien on such assets or property to the Second Lien Notes Trustee as security for the Second Lien Notes Obligations, shall be deemed to also hold and have held such Lien for the benefit of the Second Lien Notes Trustee as security for all Second Lien Notes Obligations for the benefit of the Second Lien Secured Parties on a junior basis (and shall retain a senior lien on such assets or property subject to the terms hereof).

Section 2.6           Waiver of Marshalling. Until the Discharge of First Lien Obligations, the Second Lien Notes Trustee, on behalf of itself and the Second Lien Notes Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have under applicable law.

ARTICLE 3
ACTIONS OF THE PARTIES

Section 3.1           Certain Actions. Neither the Second Lien Notes Trustee nor any Second Lien Notes Secured Party shall take any other action in connection with the Second Lien Notes Obligations in contravention of the terms of this Agreement.

Section 3.2           Agent for Perfection. The First Lien Agent, for and on behalf of itself and each First Lien Secured Party, and the Second Lien Notes Trustee, for and on behalf of itself and each Second Lien Notes Secured Party, agrees to hold all Collateral in their respective possession, custody, or control (including as defined in Sections 9-104, 9-105, 9-106, 9-107 and 8-106 of the Uniform Commercial Code) (or in the possession, custody, or control of agents or bailees for any of the forgoing) as gratuitous bailee for the other solely for the purpose of perfecting the security interest granted to each in such Collateral, subject to the terms and conditions of this Section 3.2. Solely with respect to any Control Collateral under the control (within the meaning of Section 9-104 of the Uniform Commercial Code) of the First Lien Agent or the Second Lien Notes Trustee, the First Lien Agent and the Second Lien Notes Trustee, respectively, agrees to also hold control over such Control Collateral as gratuitous agent for the First Lien Secured Parties and the Second Lien Notes Secured Parties, subject to the terms and conditions of this Section 3.2. None of the First Lien Agent or the First Lien Secured Parties or the Second Lien Notes Trustee or Second Lien Notes Secured Parties, as applicable, shall have any obligation whatsoever to the others to assure that the Collateral is genuine or owned by any Borrower, any Guarantor, or any other Person or to preserve rights or benefits of any Person. The duties or responsibilities of the First Lien Agent and the Second Lien Notes Trustee under this Section 3.2 are and shall be limited solely to holding or maintaining control of the Control Collateral as gratuitous bailee for the other Parties for purposes of perfecting the Lien held by the First Lien Agent or the Second Lien Notes Trustee. No Agent is nor shall it be deemed to be a fiduciary of any kind for the First Lien Secured Parties, Second Lien Notes Secured Parties or any other Person.

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Section 3.3           Sharing of Information and Access. The Second Lien Notes Trustee, upon the written request of the First Lien Agent shall provide the First Lien Agent with copies of Second Lien Notes Documents, all amendments thereto and related notices to the Second Lien Notes Documents, provided that the failure to provide such Second Lien Notes Documents or amendments shall impose no liability on the Second Lien Notes Trustee. The First Lien Agent, upon the written request of the Second Lien Notes Trustee shall provide the Second Lien Notes Trustee with copies of First Lien Documents, all amendments thereto and related notices to the First Lien Documents, provided that the failure to provide such First Lien Documents or amendments or notices shall impose no liability on the First Lien Agent.

Section 3.4           Insurance. Until the Discharge of First Lien Obligations has occurred, the First Lien Agent shall have the sole and exclusive right, as against the Second Lien Notes Trustee, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of any of the Collateral. Unless and until the Discharge of First Lien Obligations has occurred, and subject to the rights of the Credit Parties under the First Lien Documents, all proceeds of any such policy in respect of the Collateral shall be paid to the First Lien Agent for the benefit of the First Lien Secured Parties pursuant to the terms of the First Lien Documents and, after the Discharge of First Lien Obligations has occurred, to the Second Lien Notes Trustee for the benefit of the Second Lien Notes Secured Parties and then, to the extent no Second Lien Notes Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If the Second Lien Notes Trustee or any of the Second Lien Notes Secured Parties shall, at any time, receive any proceeds of any such insurance policy or any such award or payments in contravention of this Agreement, it shall pay such proceeds over to the First Lien Agent in accordance with the terms of this Agreement.

Section 3.5           No Additional Rights For the Credit Parties Hereunder. If any First Lien Secured Party or Second Lien Notes Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, the Credit Parties shall not be entitled to use such violation as a defense to any action by any First Lien Secured Party or Second Lien Notes Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any First Lien Secured Party or Second Lien Notes Secured Party.

Section 3.6           Payments Over.

(a)          So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency Proceeding has been commenced by or against any Credit Party, any Collateral or proceeds thereof (including (i) any Subject Interests, or any proceeds thereof, and (ii) assets or proceeds subject to Liens referred to in the final sentence of Section 2.5) and, in accordance with and as expressly set forth under Section 6.02 of the Second Lien Notes Indenture (as in effect on the date hereof), any amount (whether or not Collateral or proceeds thereof) (other than payments of interest made in kind or payments made with respect to reimbursement of reasonable legal fees) in each case received by the Second Lien Notes Trustee or any Second Lien Notes Secured Party whether in connection with any Exercise of Any Secured Creditor Remedies or other exercise of any right or remedy relating to the Collateral (or Subject Interests) or otherwise in all cases (except to the extent expressly permitted to be received under this Section 3.6) shall be segregated and held in trust and forthwith paid over to the First Lien Agent for the benefit of the First Lien Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct unless such Collateral or proceeds thereof have been previously declined in writing by the First Lien Agent or the First Lien Secured Parties in accordance with the terms of the First Lien Documents. The First Lien Agent is hereby authorized to make any such endorsements as agent for the Second Lien Notes Trustee or any other Second Lien Notes Secured Parties. This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms.

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(b)          So long as the Discharge of First Lien Obligations has not occurred, if in any Insolvency Proceeding the Second Lien Notes Trustee or any Second Lien Notes Secured Parties shall receive any distribution of money or other property (including any securities), such money or other property shall be segregated and held in trust and forthwith paid over to the First Lien Agent for the benefit of the First Lien Secured Parties in the same form as received, with any necessary endorsements.

ARTICLE 4
APPLICATION OF PROCEEDS

Section 4.1           Application of Proceeds.

(a)          Application of Proceeds of Collateral. The First Lien Agent and the Second Lien Notes Trustee hereby agree that all Collateral (or Subject Interests) and all Proceeds thereof, received by any of them in connection with any Exercise of Secured Creditor Remedies with respect to the Collateral shall be applied, first, to the payment of costs and expenses of the First Lien Agent second, the Second Lien Notes Trustee in connection with such Exercise of Secured Creditor Remedies (with respect to the Second Lien Notes Trustee, to the extent such Exercise of Secured Creditor Remedies by it is permitted hereunder), third, to the payment, discharge or cash collateralization of the First Lien Obligations that are not Excess First Lien Obligations in accordance with the First Lien Documents until paid in full in cash, fourth, to the payment of the Second Lien Notes Obligations that are not Excess Second Lien Notes Obligations in accordance with the Second Lien Notes Documents until paid in full in cash,

fifth, to the payment in full in cash of any Excess First Lien Obligations in accordance with the First Lien Documents.

sixth, to the payment in full in cash of any Excess Second Lien Notes Obligations in accordance with the Second Lien Notes Documents, and seventh, the balance, if any, to the Credit Parties or as a court of competent jurisdiction may direct.

(b)          Limited Obligation or Liability. In exercising remedies, whether as a secured creditor or otherwise, the First Lien Agent shall have no obligation or liability to the Second Lien Notes Trustee or to any Second Lien Notes Secured Party, regarding the adequacy of any Proceeds or for any action or omission, except solely for an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement. Notwithstanding anything to the contrary herein contained, to the fullest extent permitted by law, the Second Lien Notes Trustee (and each of the Second Lien Notes Secured Party) waives any claim that it may have against a First Lien Secured Party on the grounds that any sale, transfer or other disposition by the First Lien Secured Party was not commercially reasonable in any respect as may be required by the Uniform Commercial Code.

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(c)          Turnover of Collateral After Discharge. Upon the Discharge of First Lien Obligations, the First Lien Agent shall deliver any Control Collateral to the Second Lien Notes Trustee until the Discharge of the Second Lien Notes Obligations shall have occurred and the First Lien Agent shall execute such documents as the Second Lien Notes Trustee may reasonably request (at the expense of the Second Lien Notes Issuer) to enable the Second Lien Notes Trustee to have control over any Control Collateral still in the First Lien Agent's possession, custody, or control in the same form as received with any necessary endorsements (in each case, subject to the reinstatement provisions of Section 5.3), or as a court of competent jurisdiction may otherwise direct.

Section 4.2           Specific Performance. Each of the First Lien Agent and the Second Lien Notes Trustee is hereby authorized to demand specific performance of this Agreement, whether or not any Borrower or any Guarantor shall have complied with any of the provisions of any of the Credit Documents, at any time when the other Agent shall have failed to comply with any of the provisions of this Agreement applicable to it. The Second Lien Notes Trustee, for and on behalf of itself and the other Second Lien Notes Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

ARTICLE 5
INTERCREDITOR ACKNOWLEDGEMENTS AND WAIVERS

Section 5.1           Notice of Acceptance and Other Waivers.

(a)          All First Lien Obligations at any time made or incurred by the Borrowers or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the Second Lien Notes Trustee, on behalf of itself and the Second Lien Notes Secured Parties, hereby waives notice of acceptance, or proof of reliance by the First Lien Agent or any First Lien Secured Party of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the First Lien Obligations.

(b)          None of the First Lien Agent, any First Lien Secured Party, nor any of their respective Affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If the First Lien Agent or any First Lien Secured Party honors (or fails to honor) a request by any of the Borrowers for an extension of credit pursuant to the First Lien Credit Agreement, any of the other First Lien Document, whether the First Lien Agent or any First Lien Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of the Second Lien Notes Indenture or any other Second Lien Notes Document or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the First Lien Agent or any First Lien Secured Party otherwise should exercise any of its contractual rights or remedies under any First Lien Documents (subject to the express terms and conditions hereof), neither the First Lien Agent nor any First Lien Secured Party shall have any liability whatsoever to the Second Lien Notes Trustee or any other Second Lien Notes Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The First Lien Agent and the First Lien Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under the First Lien Credit Agreement and any of the other First Lien Documents, as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the Second Lien Notes Trustee or any other Second Lien Notes Secured Parties have in the Collateral, except as otherwise expressly set forth in this Agreement. The Second Lien Notes Trustee, on behalf of itself and the other Second Lien Notes Secured Parties, agrees that none of the First Lien Agent nor any First Lien Secured Party shall incur any liability as a result of a sale, lease, license, application, or other disposition of all or any portion of the Collateral or Proceeds thereof, pursuant to the First Lien Documents.

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Section 5.2           Modifications to First Lien Documents and Second Lien Notes Documents.

(a)          Without the prior written consent of the Second Lien Notes Trustee (acting at the direction of the requisite Second Lien Secured Parties), no First Lien Document may be amended, restated, supplemented, replaced, refinanced, extended, consolidated, restructured, or otherwise modified if any such modification is to:

(i)          increase the aggregate principal amount of “Loans”, as defined in the First Lien Credit Agreement as of the date hereof, incurred pursuant thereto (and any refinancings permitted under the First Lien Credit Agreement) or commitments thereunder in excess of the First Lien Cap Amount;

(ii)        extend the maturity date of the First Lien Obligations beyond the maturity date of the Second Lien Obligations; or

(iii)        change or add any covenants, defaults, or Events of Default under the First Lien Documents to add additional restrictions on any Credit Party from making payments of the Second Lien Debt that would otherwise be permitted under the First Lien Documents as in effect on the date hereof (or amended with the consent of Second Lien Notes Trustee).

(b)          Without the prior written consent of the First Lien Agent (acting at the direction of the “Required Lenders” or similar term as defined in the First Lien Credit Agreement), no Second Lien Notes Document may be amended, restated, supplemented, replaced, refinanced, extended, consolidated, restructured, or otherwise modified if any such modification is to:

(i)          (A) increase the aggregate principal amount of “Notes”, as defined in the Second Lien Notes Indenture, issued pursuant thereto (and any refinancings permitted under the Second Lien Notes Indenture) in excess of the amount permitted under the First Lien Credit Agreement (except in connection with the addition to the principal amount of such Notes (or any refinancings permitted under the First Lien Credit Agreement) of any interest or fees which are permitted to be paid in kind under the First Lien Credit Agreement), (B) increase the interest rate (excluding an increase resulting from the accrual of interest at the default rate under the Second Lien Notes Indenture as in effect on the date hereof) on any Second Lien Notes Obligations, provided that, in the event that the interest rate margin applicable to the First Lien Obligations is increased (a "First Lien Margin Increase"), then the interest rate margin for the Second Lien Notes Obligations may be increased by an amount equal to (i) the amount of the First Lien Margin Increase minus (ii) 200 basis points (i.e., 2.00%) or (C) increase the amortization rate on any Second Lien Notes Obligations;

(ii)         change (to earlier dates) any dates upon which payments of principal or interest are due thereon;

(iii)        impose any fee in cash payable pursuant to any Second Lien Notes Document;

(iv)        change any Event of Default or condition to an Event of Default with respect thereto (other than to eliminate any such Event of Default or increase any grace period related thereto or to correspond to any changes made to a similar Event of Default under the First Lien Documents);

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(v)         increase the portion of the Second Lien Notes interest rate payable in cash above 5.75%;

(vi)        change the redemption, prepayment or defeasance provisions thereof;

(vii)       change the subordination provisions of the Second Lien Notes Obligations (or any guaranty thereof);

(viii)      add any new covenant (whether stated as a covenant, Event of Default or otherwise) (other than to correspond to similar changes made to the First Lien Documents); or

(ix)         together with all other amendments or changes made, increase materially the obligations of the Credit Parties thereunder or confer any additional rights on the Second Lien Notes Holders (or the Second Lien Notes Trustee or other representative on their behalf) which would be adverse to any Credit Party or First Lien Secured Party in any material respect (other than to correspond to similar changes made to the First Lien Documents).

(c)          (i) The First Lien Obligations may be refinanced, in whole or in part, from time to time, in each case, without notice to, or the consent of the Second Lien Notes Trustee and the Second Lien Notes Secured Parties, all without affecting the Lien priority provided for in Section 2.1 or the other provisions hereof; provided, that the holders of any class or series of such refinancing Indebtedness (or an authorized agent or trustee on their behalf) shall be required to enter into an intercreditor agreement on substantially identical terms (and in no less favorable terms) to the Second Lien Notes Secured Parties than this Agreement or execute an Intercreditor Agreement Joinder, and any such refinancing transaction shall be in accordance with any applicable provisions of the Second Lien Notes Documents as in effect on the date hereof and (ii) the Second Lien Notes Obligations may be refinanced, in whole or in part, from time to time, in each case, without notice to, or the consent of the First Lien Agent and the First Lien Secured Parties, all without affecting the Lien priority provided for in Section 2.1 or the other provisions hereof; provided, that the holders of any class or series of such refinancing Indebtedness (or an authorized agent or trustee on their behalf) shall be required to enter into an intercreditor agreement on substantially identical terms (and in no less favorable terms) to the First Lien Secured Parties than this Agreement or execute an Intercreditor Agreement Joinder, and any such refinancing transaction shall be in accordance with any applicable provisions of the First Lien Documents.

(d)          The Credit Parties agree that each Second Lien Notes Document shall include the following language (with any necessary modifications to give effect to applicable definitions) (or language to similar effect approved by the First Lien Agent):

“Notwithstanding anything herein to the contrary, the liens and security interests granted to the Second Lien Notes Trustee pursuant to this Agreement in any Collateral and the exercise of any right or remedy by the Second Lien Notes Trustee with respect to any Collateral hereunder are subject to the provisions of the Intercreditor Agreement, dated as of February 22, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among CORTLAND CAPITAL MARKET SERVICES LLC, as First Lien Agent, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Second Lien Notes Trustee, and certain other Persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

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In addition, the Credit Parties agree that each mortgage in favor of the Second Lien Notes Secured Parties covering any Collateral shall contain such other language as the First Lien Agent may reasonably request to reflect the subordination of such mortgage to the mortgage in favor of the First Lien Secured Parties covering such Collateral.

(e)          In the event the First Lien Agent or any First Lien Secured Party and the relevant Credit Party enter into any amendment, waiver or consent in respect of any of the applicable First Lien Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any applicable First Lien Collateral Document or changing in any manner the rights of the First Lien Agent, such First Lien Secured Parties, the First Lien Borrower or any other Credit Party thereunder, in each case with respect to or relating to the Collateral, then such amendment, waiver or consent shall apply automatically to any comparable provision of the comparable Second Lien Notes Collateral Document without the consent of the Second Lien Notes Trustee or the Second Lien Notes Secured Parties and without any action by the Second Lien Notes Trustee, the Second Lien Notes Issuer or any other Credit Party, provided, that (A) no such amendment, waiver or consent shall have the effect of (i) removing assets that constitute Collateral subject to the Lien of the Second Lien Notes Collateral Documents, except to the extent that a release of such Lien is permitted or required by Section 2.4(c) and provided that there is a corresponding release of such Lien securing the First Lien Obligations, (ii) imposing duties on the Second Lien Notes Trustee without its consent or (iii) permitting other liens on the Collateral not permitted under the terms of the Second Lien Notes Collateral Documents or this Agreement and (B) notice of such amendment, waiver or consent shall have been given to the Second Lien Notes Trustee at least two (2) Business Days before the effective date of such amendment, waiver or consent.

Section 5.3           Reinstatement and Continuation of Agreement.

If the First Lien Agent or any First Lien Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Borrower, any Guarantor, or any other Person any payment made in satisfaction of all or any portion of the First Lien Obligations (such reinstated amount, the “First Lien Recovery”), then the First Lien Obligations shall be reinstated to the extent of such First Lien Recovery. If this Agreement shall have been terminated prior to such First Lien Recovery, this Agreement shall be reinstated in full force and effect in the event of such First Lien Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties and the other Secured Parties from such date of reinstatement. All rights, interests, agreements, and obligations of the First Lien Agent, the Second Lien Notes Trustee, the First Lien Secured Parties, and the Second Lien Notes Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Borrower or any Guarantor in respect of the First Lien Obligations or the Second Lien Notes Obligations. No priority or right of the First Lien Agent or any First Lien Secured Party shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the First Lien Documents, regardless of any knowledge thereof which the First Lien Agent or any First Lien Secured Party may have.

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Section 5.4           Subordination Acknowledgment.

The Second Lien Notes Trustee hereby acknowledges, for itself and on behalf of the Second Lien Notes Secured Parties, that the Second Lien Notes Obligations are subordinate to the First Lien Obligations in accordance with the terms of and as set forth in Article 6 of the Second Lien Notes Indenture and hereunder, and that the First Lien Agent and any First Lien Secured Party are entitled to the full benefit of such subordination and to enforce such provisions.

ARTICLE 6
INSOLVENCY PROCEEDINGS

Section 6.1           DIP Financing.

(a)          (A) If any Borrower or any Guarantor shall be subject to any Insolvency Proceeding at any time prior to the Discharge of First Lien Obligations, and if the First Lien Agent or the First Lien Secured Parties shall seek to provide any Borrower or any Guarantor with, or consent to a third party providing, any financing (including on a priming basis) under Section 364 of the Bankruptcy Code or consent to any order for the use of cash collateral constituting Collateral (“First Lien Cash Collateral”) under Section 363 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws or under a court order in respect of measures granted with similar effect under any foreign Debtor Relief Laws) (each, a “First Lien Secured Party DIP Financing”), with such First Lien Secured Party DIP Financing to be secured by all or any portion of the Collateral (including First Lien Cash Collateral and assets that, but for the application of Section 552 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws) would be Collateral) (provided that such First Lien Secured Party DIP Financing (I) is not in excess of the Maximum DIP Amount and (II) does not require the Second Lien Notes Trustee, on behalf of itself and the Second Lien Notes Secured Parties, to release any of their Liens on the Collateral other than in accordance with the terms hereof, then the Second Lien Notes Trustee, on behalf of itself and the Second Lien Notes Secured Parties, agrees that it (i) will consent to, and will raise no objection and will not support any objection to, such First Lien Secured Party DIP Financing or use of First Lien Cash Collateral or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of the Second Lien Notes Trustee on the Collateral securing the Second Lien Notes Obligations or on any other grounds; (ii) will not request any adequate protection as a result of such First Lien Secured Party DIP Financing or use of First Lien Cash Collateral; and (iii) will not propose any First Lien Secured Party DIP Financing (or any other financing under Section 363 or 364 of the Bankruptcy Code or any similar provision of any foreign Debtor Relief Laws) secured by a Lien on any Collateral or any other assets of any Borrower or Guarantor; and, to the extent the Liens on the Collateral securing the First Lien Obligations are subordinated or pari passu with the Liens on the Collateral securing such First Lien Secured Party DIP Financing, the Second Lien Notes Trustee will subordinate its Liens in the Collateral to the Liens securing such First Lien Secured Party DIP Financing (and all obligations relating thereto). (B) If the First Lien Agent or the First Lien Secured Parties have not provided any Borrower or any Guarantor with, or consented to a third party providing, First Lien Secured DIP Financing, the Second Lien Secured Parties may offer any financing under Section 364 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws or under a court order in respect of measures granted with similar effect under any foreign Debtor Relief Laws) (each, a “Second Lien Secured Party DIP Financing”), with such Second Lien Secured Party DIP Financing to be secured by all or any portion of the Collateral (provided that such Second Lien Secured Party DIP Financing shall not be secured by any collateral other than the Collateral and does not (I) provide for Liens or claims that are senior or equal to the Liens or adequate protection claims relating to the First Lien Obligations, (II) require a specific plan of reorganization or the sale of assets prior to a Default, (III) require payment in cash upon plan confirmation (but instead will provide for payment in any form having value equal to the amount of the Second Lien Secured Party DIP Financing) unless the First Lien Obligations are required to be first paid in full in cash or (IV) have provisions that are otherwise inconsistent with terms of this Agreement). Notwithstanding the foregoing, the First Lien Agent and the First Lien Secured Parties may object to any proposed Second Lien Secured Party DIP Financing.

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(b)          All Liens granted to the First Lien Agent or the Second Lien Notes Trustee in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended by the Parties to be and shall be deemed to be subject to the Lien priority set forth in Section 2.1 and the other terms and conditions of this Agreement. For clarity, the Second Lien Notes Trustee and the Second Lien Notes Secured Parties shall not seek to “prime” the Lien of the First Lien Agent or the First Lien Secured Parties on the Collateral or, except to the extent provided in Section 6.3(b), request, seek or receive a Lien on the Collateral pursuant to Section 364(d) or 363(c)(4) of the Bankruptcy Code on the Collateral.

Section 6.2           Relief From Stay. Until the Discharge of First Lien Obligations has occurred, the Second Lien Notes Trustee, on behalf of itself and the Second Lien Notes Secured Parties, agrees (i) not to seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the Collateral without the First Lien Agent’s express prior written consent and (ii) not to oppose any request by the First Lien Agent for relief from such stay.

Section 6.3           No Contest; Adequate Protection; etc.  (a) The Second Lien Notes Trustee, on behalf of itself and the Second Lien Notes Secured Parties, agrees that, prior to the Discharge of First Lien Obligations, none of them shall seek or accept any form of adequate protection under any or all of §361, §362, §363 or §364 of the Bankruptcy Code with respect to the Collateral, except as set forth in this Section 6.3 or as may otherwise be consented to in writing by each First Lien Agent in its sole and absolute discretion. The Second Lien Notes Trustee, on behalf of itself and the Second Lien Notes Secured Parties, agrees that, prior to the Discharge of First Lien Obligations, none of them shall contest (or support any other Person contesting) (i) any request by the First Lien Agent or any First Lien Secured Party for adequate protection of its interest in the Collateral, (ii) any proposed provision of First Lien Secured Party DIP Financing by the First Lien Agent and the First Lien Secured Parties (or any other Person proposing to provide First Lien Secured Party DIP Financing with the consent of the First Lien Agent) (unless in contravention of Section 6.1(a)) or (iii) any objection by the First Lien Agent or any First Lien Secured Party to any motion, relief, action, or proceeding based on a claim by the First Lien Agent or any First Lien Secured Party that its interests in the Collateral are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding).

(b)          Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency Proceeding, (i) in the event the First Lien Secured Parties (or any subset thereof) are granted adequate protection with respect to the Collateral in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted Collateral), then the Second Lien Notes Trustee, on behalf of itself or any of the Second Lien Notes Secured Parties, may seek or request (although the First Lien Secured Parties retain the right to oppose such request) adequate protection with respect to its interests in such Collateral in the form of a Lien on the same additional collateral, which Lien will be subordinated only to the Liens securing the First Lien Obligations and any First Lien Secured Party DIP Financings on the same basis as the other Liens of the Second Lien Notes Trustee on Collateral and (ii) the Second Lien Notes Trustee may seek or request (although the First Lien Secured Parties retain the right to oppose such request) adequate protection with respect to the Collateral in the form of cash payments for its and other professionals' of the Second Lien Notes Secured Parties out-of-pocket legal fees and expenses related to the Second Lien Notes Documents (but only to the extent of the value of the Lien of the Second Lien Notes Trustee on behalf of the Second Lien Notes Secured Parties on the Collateral after taking into account the value of the Lien of the First Lien Agent on behalf of the First Lien Secured Parties on the Collateral) so long as the First Lien Secured Parties are receiving adequate protection payments with respect to the Collateral in the form of current cash payments for their out-of-pocket legal fees and expenses; provided, that to the extent that any such payments are later recharacterized as payments of principal by the applicable bankruptcy court, such payment, shall, upon such recharacterization, be turned over to the First Lien Secured Parties and applied to the First Lien Obligations in accordance with Section 4.1 hereof.

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(c)          If, in any Insolvency Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of First Lien Obligations and on account of Second Lien Notes Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations and on account of the Second Lien Notes Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

(d)          Neither the Second Lien Notes Trustee nor any Second Lien Notes Secured Party shall oppose or seek to challenge any claim by the First Lien Agent or any First Lien Secured Party for allowance in any Insolvency Proceeding of First Lien Obligations consisting of post-petition interest, fees, expenses, make-whole or other prepayment premium. Regardless of whether any such claim for post-petition interest, fees, expenses, make-whole or other prepayment premium is allowed or allowable, and without limiting the generality of the other provisions of this Agreement, this Agreement expressly is intended to include and does include the “rule of explicitness” in that this Agreement expressly entitles the First Lien Secured Parties, and is intended to provide the First Lien Secured Parties with the right, to receive payment of all post-petition interest, fees, expenses, make-whole or other prepayment premium through distributions made pursuant to the provisions of this Agreement even though such interest, fees, expenses, make-whole or other prepayment premium are not allowed or allowable against the bankruptcy estate of any Credit Party under Section 502(b)(2) or Section 506(b) of the Bankruptcy Code or under any other provision of the Bankruptcy Code or any other Debtor Relief Law.

(e)          The Second Lien Notes Trustee, for itself and on behalf of the Second Lien Notes Secured Parties, waives any claim it may hereafter have against any First Lien Secured Party arising out of the election of any First Lien Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency Proceeding.

(f)          So long as the Discharge of First Lien Obligations has not occurred, without the express written consent of the First Lien Agent, none of the Second Lien Notes Secured Parties shall (or shall join with or support any third party making, opposing, objecting or contesting, as the case may be), in any Insolvency Proceeding involving any Credit Party, (i) oppose, object to or contest the determination of the extent of any Liens held by any of the First Lien Secured Parties or the value of any claims of First Lien Secured Parties under Section 506(a) of the Bankruptcy Code or (ii) oppose, object to or contest the payment to the First Lien Secured Parties of interest, fees or expenses under Section 506(b) of the Bankruptcy Code.

(g)          The Second Lien Notes Trustee, for itself and on behalf of the Second Lien Notes Secured Parties, waives any right to assert or enforce any claim under Section 5.06(c) or 552 of the Bankruptcy Code as against First Lien Secured Parties or any of the Collateral to the extent securing the First Lien Obligations.

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(h)          The Second Lien Notes Trustee, for itself and on behalf of the Second Lien Notes Secured Parties, solely in its capacity as a holder of a Lien on Collateral, waives any claim or cause of action that any Credit Party may have against any First Lien Secured Party.

(i)          Nothing contained herein shall prohibit or in any way limit the First Lien Agent or any First Lien Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by the Second Lien Notes Trustee or any of the Second Lien Notes Secured Parties, including the seeking by the Second Lien Notes Trustee or any Second Lien Notes Secured Party of adequate protection or the asserting by the Second Lien Notes Trustee or any Second Lien Notes Secured Party of any of its rights and remedies under the Second Lien Notes Documents or otherwise.

Section 6.4           Asset Sales. The Second Lien Notes Trustee agrees, on behalf of itself and the Second Lien Notes Secured Parties, that it will not oppose and shall be deemed to have consented to any sale consented to by the First Lien Agent of any Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding or under a court order in respect of measures granted with similar effect under any foreign Debtor Relief Laws) so long as the Second Lien Notes Trustee, for the benefit of the Second Lien Notes Secured Parties, shall retain a Lien on the proceeds of such sale (to the extent such proceeds are not applied to the First Lien Obligations in accordance with Section 4.1(a)).

Section 6.5           Separate Grants of Security and Separate Classification. Each First Lien Secured Party and each Second Lien Notes Secured Party acknowledges and agrees that (i) the grants of Liens pursuant to the First Lien Collateral Documents and the Second Lien Notes Collateral Documents constitute separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, the First Lien Obligations are fundamentally different from the Second Lien Notes Obligations and must be separately classified in any plan of reorganization (or other plan of similar effect under any Debtor Relief Laws) proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Lien Secured Parties and the Second Lien Notes Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the First Lien Secured Parties and the Second Lien Notes Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of First Lien Obligation claims and Second Lien Notes Obligation claims against the Credit Parties, with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Notes Secured Parties), the First Lien Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, including any prepayment premium and any additional interest that is payable pursuant to the First Lien Credit Documents arising from or related to a default before any distribution is made in respect of the claims held by the Second Lien Notes Secured Parties, with the Second Lien Notes Secured Parties hereby acknowledging and agreeing to turn over to the First Lien Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries.

Section 6.6          Enforceability. The parties hereto acknowledge that this Agreement is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, which will be effective before, during and after the commencement of an Insolvency Proceeding.

Section 6.7           First Lien Obligations Unconditional. All rights of the First Lien Agent and the Second Lien Notes Trustee, as applicable hereunder, and all agreements and obligations of the Second Lien Notes Trustee and the First Lien Agent and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

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(a) any lack of validity or enforceability of any First Lien Document or Second Lien Notes Document;

(b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the First Lien Obligations or the Second Lien Notes Obligations, as applicable, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any First Lien Document or Second Lien Note Document;

(c) any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the First Lien Obligations or the Second Lien Notes Obligations or any guarantee or guaranty thereof in each case;

(d) the commencement of any Insolvency Proceeding in respect of any Credit Party; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the First Lien Obligations (other than Discharge of First Lien Obligations) or the Second Lien Notes Obligations (other than Discharge of Second Lien Notes Obligations), or of any of the First Lien Agent, the Second Lien Notes Trustee or any Credit Party, to the extent applicable, in respect of this Agreement.

Without limiting the generality of the foregoing, no right of the First Lien Secured Parties, the First Lien Agent, the Second Lien Secured Parties, the Second Lien Notes Trustee or any of them to enforce any provision of this Agreement or any First Lien Document or Second Lien Notes Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Credit Party or by any act or failure to act by any First Lien Secured Parties, the First Lien Agent, the Second Lien Secured Parties or the Second Lien Notes Trustee or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the First Lien Documents or any of the Second Lien Notes Documents, regardless of any knowledge thereof which the First Lien Secured Parties, the First Lien Agent, the Second Lien Secured Parties or the Second Lien Notes Trustee, or any of them, may have or be otherwise charged with.

Section 6.8           Voting. No Second Lien Notes Secured Party (whether in the capacity of a secured creditor or an unsecured creditor) may propose, support or vote in favor of any plan of reorganization (and each shall be deemed to have voted to reject any plan of reorganization) unless such plan (a) pays off, in cash and in full, all First Lien Obligations or (b) is accepted by the class of holders of First Lien Obligations voting thereon in accordance with Section 1126(c) of the Bankruptcy Code.

ARTICLE 7
MISCELLANEOUS

Section 7.1           Rights of Subrogation. The Second Lien Notes Trustee, for and on behalf of itself and the Second Lien Notes Secured Parties, agrees that no payment to any First Lien Agent or any First Lien Secured Party pursuant to the provisions of this Agreement shall entitle the Second Lien Notes Trustee or any Second Lien Notes Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of First Lien Obligations shall have occurred. Following the Discharge of First Lien Obligations, the First Lien Agent agrees to execute such documents, agreements, and instruments as the Second Lien Notes Trustee or any Second Lien Notes Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the First Lien Obligations resulting from payments to the First Lien Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the First Lien Agent is paid by such Person upon request for payment thereof.

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Section 7.2           Further Assurances. The Parties will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that either Party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the First Lien Agent or the Second Lien Notes Trustee to exercise and enforce their respective rights and remedies hereunder; provided, that no Party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 7.2, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such Party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 7.2.

Section 7.3           Representations. The Second Lien Notes Trustee represents and warrants to the First Lien Agent that it has the requisite power and authority under the Second Lien Notes Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the Second Lien Notes Secured Parties and that this Agreement shall constitute binding obligations of the Second Lien Notes Trustee and the Second Lien Notes Secured Parties, enforceable against the Second Lien Notes Trustee and the Second Lien Notes Secured Parties in accordance with its terms. The First Lien Agent represents and warrants to the Second Lien Notes Trustee that it has the requisite power and authority under the First Lien Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the First Lien Secured Parties and that this Agreement shall constitute binding obligations of the First Lien Agent and the First Lien Secured Parties, enforceable against the First Lien Agent and the First Lien Secured Parties in accordance with its terms.

Section 7.4           Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Party hereto shall be effective unless it is in a written agreement executed by the First Lien Agent and the Second Lien Notes Trustee. None of the Borrowers or Guarantors shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement other than any amendment or waiver to Section 5.2(a) or 5.2(b) hereof.

Section 7.5           Addresses for Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, emailed, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of an email or telecopy or three (3) days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the Parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below or, as to each Party, at such other address as may be designated by such Party in a written notice to all of the other Parties.

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First Lien

Agent:

Cortland Capital Market Services LLC
225 W. Washington Street, 9th Floor
Chicago, Illinois 60606
Attention: Legal Department and Ryan Morick
Telecopier No.: (312) 376-0751
Email: legal@cortlandglobal.com and ryan.morick@cortlandglobal.com

With a copy to (which shall not constitute notice):

Holland & Knight LLP

131 S. Dearborn Street, 30th Floor

Chicago, Illinois 60603

Attention: Joshua M. Spencer

Telecopier No.: (312) 578-6666

Email: joshua.spencer@hklaw.com

Second Lien Notes

Trustee:

The Bank of New York Mellon Trust Company, N.A.

500 Ross Street, 12th Floor

Pittsburgh, PA 15262

Attention: Corporate Trust Administration

Fax: (412) 234-8377

With a copy to (which shall not constitute notice):

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

Attention: Leonard Klingbaum

Telecopier No.: (212) 728-8290

Email: lklingbaum@willkie.com

Section 7.6           No Waiver; Remedies. No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 7.7           Continuing Agreement, Transfer of Secured Obligations; Provisions Solely to Define Relative Rights. This Agreement is a continuing agreement and shall (a) remain in full force and effect until the Discharge of First Lien Obligations and the Discharge of Second Lien Notes Obligations shall have occurred, (b) be binding upon the Parties and their successors and assigns, and (c) inure to the benefit of and be enforceable by the Parties and their respective successors, transferees and permitted assigns. Except as set forth in Section 7.4, nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral. All references to any Credit Party shall include any Credit Party as debtor-in-possession and any receiver or trustee for such Credit Party in any Insolvency Proceeding. Without limiting the generality of the foregoing clause (c), the First Lien Agent, any First Lien Secured Party, the Second Lien Notes Trustee, or any Second Lien Notes Secured Party may assign or otherwise transfer all or any portion of the First Lien Obligations or the Second Lien Notes Obligations in accordance with the First Lien Credit Agreement or the Second Lien Notes Indenture, in each case, as applicable, to any other Person (other than any Borrower, any Guarantor or any Subsidiary of the First Lien Borrower or any Guarantor unless, in the case of the First Lien Obligations or the Second Lien Notes Obligations, such First Lien Obligations or the Second Lien Notes Obligations are cancelled and extinguished upon such assignment or transfer to a Borrower, Guarantor or Subsidiary), and any other Person shall thereupon become vested with all the rights and obligations in respect thereof granted to the First Lien Agent, the Second Lien Notes Trustee, any First Lien Secured Party, or any Second Lien Notes Secured Party, as the case may be, herein or otherwise. The First Lien Secured Parties and the Second Lien Notes Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide Indebtedness to, or for the benefit of, any Credit Party on the faith hereof.

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The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights and remedies of the First Lien Secured Parties on the one hand and the Second Lien Notes Secured Parties on the other hand. Except to the extent expressly permitted herein, none of the First Lien Borrower, Second Lien Notes Issuer, any other Credit Party or any other creditor thereof shall have any rights hereunder. Nothing in this Agreement is intended to or shall impair the obligations of the First Lien Borrower or any other Credit Party, which are absolute and unconditional, to pay the First Lien Obligations and the Second Lien Notes Obligations as and when the same shall become due and payable in accordance with their terms.

Section 7.8          GOVERNING LAW; ENTIRE AGREEMENT. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. This Agreement constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

Section 7.9           Counterparts. This Agreement may be executed in any number of counterparts, and it is not necessary that the signatures of all Parties be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission (in .pdf or similar format) shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 7.10         No Third Party Beneficiaries. This Agreement is solely for the benefit of the First Lien Agent, the First Lien Secured Parties, the Second Lien Notes Trustee and the Second Lien Notes Secured Parties and no Credit Party shall have any right to enforce or otherwise receive the benefit of any provision hereof except as expressly provided in the last sentence of Section 7.4 hereof.

Section 7.11         Headings. The headings of the articles and sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

Section 7.12         Severability. If any of the provisions in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement and shall not invalidate the Lien priority set forth in Section 2.1 or the application of Proceeds and other priorities set forth in this Agreement. The Parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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Section 7.13         VENUE; JURY TRIAL WAIVER.

(a)          EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY CREDIT DOCUMENTS, AGAINST ANY CREDIT PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b)          EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (a) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c)          EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.13. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(d)          EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.5. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

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Section 7.14         Intercreditor Agreement. This Agreement constitutes an intercreditor agreement for purposes of clause (x) of the definition of “Permitted Encumbrances” in the First Lien Credit Agreement and a “Loan Document” for purposes of the First Lien Credit Agreement. This Agreement is the “Intercreditor Agreement” referred to in the Second Lien Notes Indenture.

Section 7.15         No Warranties or Liability. The First Lien Agent and the Second Lien Notes Trustee acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any other First Lien Document or any other Second Lien Notes Document.

Section 7.16         Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any First Lien Document or any Second Lien Notes Document, the provisions of this Agreement shall govern.

Section 7.17         Costs and Expenses. All costs and expenses incurred by the First Lien Agent and the Second Lien Notes Trustee, including, without limitation pursuant to Section 4.1(b) shall be reimbursed by the Borrowers and the other Credit Parties as provided in Section 10.04 (or any similar provision) of the First Lien Credit Agreement and Section 10.07 of the Second Lien Notes Indenture.

Section 7.18         Information Concerning Financial Condition of the Credit Parties.

(a)          Each of the First Lien Agent and the Second Lien Notes Trustee hereby assumes responsibility for keeping itself informed of the financial condition of the Credit Parties and all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or Second Lien Notes Obligations. The First Lien Agent and the Second Lien Notes Trustee hereby agree that no Party shall have any duty to advise any other Party of information known to it regarding such condition or any such circumstances. In the event the First Lien Agent or the Second Lien Notes Trustee, in its sole discretion, undertakes at any time or from time to time to provide any information to any other Party to this Agreement, (a) it shall be under no obligation (i) to provide any such information to such other Party or any other Party on any subsequent occasion, (ii) to undertake any investigation not a part of its regular business routine, or (iii) to disclose any other information, (b) it makes no representation as to the accuracy or completeness of any such information and shall not be liable for any information contained therein, and (c) the Party receiving such information hereby agrees to hold the other Party harmless from any action the receiving Party may take or conclusion the receiving Party may reach or draw from any such information, as well as from and against any and all losses, claims, damages, liabilities, and expenses to which such receiving Party may become subject arising out of or in connection with the use of such information.

(b)          The Credit Parties agree that any information provided to the First Lien Agent, the Second Lien Notes Trustee, any First Lien Secured Party or any Second Lien Notes Secured Party may be shared by such Person with any First Lien Secured Party, any Second Lien Notes Secured Party, the First Lien Agent or the Second Lien Notes Trustee, subject to the respective confidentiality provisions in the First Lien Credit Agreements and the Second Lien Notes Indenture, as applicable.

Section 7.19         Incorporation by Reference. In connection with its execution and acting hereunder the Second Lien Notes Trustee is entitled, vis-à-vis the Credit Parties, to all rights, privileges, protections, immunities, benefits and indemnities provided to it under the Second Lien Notes Indenture.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the First Lien Agent, for and on behalf of itself and the First Lien Secured Parties, and the Second Lien Notes Trustee, for and on behalf of itself and the Second Lien Notes Secured Parties, have caused this Agreement to be duly executed and delivered as of the date first above written.

CORTLAND CAPITAL MARKET SERVICES LLC,
in its capacity as the First Lien Agent

By:	/s/ Matthew Trybula
Name: Matthew Trybula
Title: Associate Counsel

[Signature Page to Intercreditor Agreement]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
in its capacity as the Second Lien Notes Trustee

By:	/s/ Karen Yu
Name: Karen Yu
Title: Vice President

ICONIX BRAND GROUP, INC.,
a Delaware corporation

By:	/s/ David Jones
Name: David Jones
Title: Chief Financial Officer

IBG BORROWER LLC,
a Delaware limited liability company

By:	/s/ David Jones
Name: David Jones
Title: Chief Financial Officer

[Signature Page to Intercreditor Agreement Acknowledgment]

ARTFUL HOLDINGS LLC,	ICON ENTERTAINMENT LLC,
a Delaware limited liability company	a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

BADGLEY MISCHKA LICENSING LLC,	ICON DE BRAND HOLDINGS CORP.,
a Delaware limited liability company	a Delaware corporation

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

BRIGHT STAR FOOTWEAR LLC,	ICONIX ECOM, LLC,
a New Jersey limited liability company	a Delaware corporation

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

ICON CANADA JV HOLDINGS CORP.,
a Delaware corporation

By:	/s/ David Jones
Name: David Jones
Title: Chief Financial Officer

[Signature Page to Intercreditor Agreement]

ICONIX CA HOLDINGS LLC,	IP HOLDINGS UNLTD LLC,
a Delaware limited liability company	a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

ICONIX LATIN AMERICA LLC,	IP MANAGEMENT LLC,
a Delaware limited liability company	a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

IP HOLDINGS AND MANAGEMENT	MICHAEL CARUSO & CO., INC.,
CORPORATION, a Delaware corporation	a California corporation

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

IP HOLDINGS LLC,	MOSSIMO HOLDINGS LLC,
a Delaware limited liability company	a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

[Signature Page to Intercreditor Agreement]

MOSSIMO, INC.,	PILLOWTEX HOLDINGS AND MANAGEMENT LLC,
a Delaware corporation	a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

OFFICIAL-PILLOWTEX LLC,	SCION BBC LLC,
a Delaware limited liability company	a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

OP HOLDINGS AND MANAGEMENT	SCION LLC,
CORPORATION, a Delaware corporation	a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

OP HOLDINGS, LLC,	SHARPER IMAGE HOLDINGS AND MANAGEMENT CORP.,
a Delaware limited liability company	a Delaware corporation

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

[Signature Page to Intercreditor Agreement]

SHARPER IMAGE HOLDINGS LLC,	UMBRO SOURCING LLC,
a Delaware limited liability company	a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

STUDIO HOLDINGS AND MANAGEMENT	UNZIPPED APPAREL LLC,
CORPORATION, a Delaware corporation	a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

STUDIO IP HOLDINGS LLC,	ZY HOLDINGS AND MANAGEMENT CORP.,
a Delaware limited liability company	a Delaware corporation

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

UMBRO IP HOLDINGS LLC,	LC PARTNERS US, LLC,
a Delaware limited liability company	a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

[Signature Page to Intercreditor Agreement]

EXHIBIT A

FORM OF INTERCREDITOR AGREEMENT JOINDER

Reference is made to the Intercreditor Agreement (as amended, supplemented, restated, amended and restated or otherwise modified from time to time pursuant to the terms thereof, the “Intercreditor Agreement”), dated as of _______ __, 2018 (the “Closing Date”), between the First Lien Agent, the Second Lien Notes Trustee and the Credit Parties thereto from time to time (each as defined therein).

In connection with the refinancing [certain of][all of] the [First Lien Obligations] [Second Lien Notes Obligations] on [___] [___], 20[___], the undersigned, [________________], a [_______________________], hereby agrees to become a party to the Intercreditor Agreement as [a] new [Agent], for all purposes thereof and on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement on the Closing Date. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Intercreditor Agreement.

The undersigned, on behalf of itself and the holders it acts as an agent for, agrees to be bound by the terms of the Intercreditor Agreement applicable to them.

The undersigned represents and warrants to the [First Lien Agent][Second Lien Notes Trustee] and [_____________] (the “Continuing Agent”) that it is authorized under the new [First][Second] Lien Documents to enter into this Intercreditor Joinder Agreement.

The provisions of Sections 7.8 and 7.13 of the Intercreditor Agreement shall apply with like effect to this Intercreditor Agreement Joinder.

The effectiveness of this Intercreditor Agreement Joinder is conditioned upon the delivery of a New Debt Notice to the Continuing Agent in the form attached hereto as Exhibit 1.

[Signature Page to Follow]

IN WITNESS WHEREOF, the undersigned has caused this Intercreditor Agreement Joinder to be executed by its respective officer or representative as of [_____________] [___], 20[___].

[____________________________]

By:
Name:
Title:

[Signature Page to New Debt Notice - Intercreditor Agreement Joinder]

Exhibit 1 to Intercreditor Agreement Joinder

New Debt Notice

In connection with the delivery of the Intercreditor Agreement Joinder to the Intercreditor Agreement, dated as of ________ __, 2018 (the “Intercreditor Agreement”), between the First Lien Agent, the Second Lien Notes Trustee and the Credit Parties party thereto from time to time (each as defined therein), the Credit Parties have entered into new [First Lien][Second Lien] Documents.

Enclosed is a complete copy of the relevant new [First Lien] [Second Lien] Documents. The New Agent is [_________], a [________].

Date:

[____________________________]

By:
Name:
Title:

[Signature Page to New Debt Notice - Intercreditor Agreement Joinder]